Biological Assets	12 Months Ended
Oct. 31, 2021
Biological Assets

5.	Biological Assets

Biological assets consist of cannabis plants. The reconciliation of changes in the carrying amounts of biological assets as at October 31, 2021 and October 31, 2020 are as follows:

	October 31, 2021	October 31, 2020
	$	$
Beginning balance	250,690	156,589
Purchased cannabis plants	2,969,773	724,878
Allocation of operational overhead	1,430,876	1,130,712
Change in FVLCTS due to biological transformation	1,824,225	1,515,492
Transferred to inventory upon harvest	(5,287,012)	(3,276,981)
Ending balance	1,188,552	250,690

The Company measures its biological assets at their fair value less costs to sell. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price per gram and also for any additional costs to be incurred, such as post-harvest costs.

The following significant unobservable inputs, all of which are classified as level 3 on the fair value hierarchy, were used by management as part of this model:

-	Expected costs required to grow the cannabis up to the point of harvest

-	Estimated selling price per pound

-	Expected yield from the cannabis plants

-	Estimated stage of growth – The Company applied a weighted average number of days out of the 60-day growing cycle that biological assets have reached as of the measurement date based on historical evidence. The Company assigns fair value basis according to the stage of growth and estimated costs to complete cultivation.

			Impact of 20% change
	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
Estimated selling price per pound ($/pound)	1,130	1,123	219,428	48,720
Estimated stage of growth (%)	51%	63%	189,943	38,104
Estimated flower yield per harvest (pound)	1,915	216	189,943	38,104